Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Moscow CableCom Corp. for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that, to the best of his knowledge:

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the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Moscow CableCom Corp..

/s/            Warren L. Mobley
Name:     Warren L. Mobley
Title:       President and Chief Executive Officer
Date:       August 12, 2005

/s/            Andrew M. O’Shea

Name:      Andrew M. O’Shea

Title:        Chief Financial Officer and Secretary

Date:

  August 12, 2005